UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2025

TERRESTRIAL ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42252	98-1785406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2730 W. Tyvola Road, Suite 100

Charlotte, NC 28217

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 687-8212

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IMSR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Common Stock at a price of $11.50 per share	IMSRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Terrestrial Energy Inc., a Delaware corporation (formerly known as HCM II Acquisition Corp., the “Company”), filed on November 3, 2025 (the “Original Report”), in which the Company reported, among other events, the completion of the transactions contemplated by the Business Combination Agreement  (as defined in the Original Report).

This Amendment No. 1 is being filed in order to include (1) the unaudited condensed consolidated financial statements of Terrestrial Energy Inc., a Delaware corporation (now known as Terrestrial Energy Development Inc., or “Legacy Terrestrial Energy”), as of September 30, 2025 and for the three and nine months ended September 30, 2025 and 2024, (2) Legacy Terrestrial Energy’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the nine months ended September 30, 2025 and 2024, and (3) the unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2025 and for the year ended December 31, 2024.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Included as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference are the (1) the unaudited condensed consolidated financial statements of Legacy Terrestrial Energy as of September 30, 2025 and for the three and nine months ended September 30, 2025 and 2024, and the related notes thereto, (2) Legacy Terrestrial Energy’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the nine months ended September 30, 2025 and 2024.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2025 and for the year ended December 31, 2024 is set forth in Exhibit 99.3 and is incorporated herein by reference.

Exhibit	Description
99.1	Unaudited Condensed Consolidated Financial Statements of Legacy Terrestrial Energy as of September 30, 2025 and for the three and nine months ended September 30, 2025 and 2024
99.2	Legacy Terrestrial Energy’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the nine months ended September 30, 2025 and 2024
99.3	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of and for the nine months ended September 30, 2025 and for the year ended December 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2025	TERRESTRIAL ENERGY INC.

	By:	/s/ Brian Thrasher
	Name:	Brian Thrasher
	Title:	Chief Financial Officer